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        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

     SUPPLEMENT DATED SEPTEMBER 13, 2010 TO PROSPECTUSES DATED MAY 3, 2010

                         Changes to the Availability of
                  Guaranteed Minimum Withdrawal Benefit Riders

This Supplement describes changes to the availability of guaranteed minimum withdrawal benefit Riders. It supplements prospectuses dated May 3, 2010, for VENTURE(R) 4 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

You should read this Supplement together with the prospectus for the Contract you have purchased, or are considering for purchase, (the "Annuity Prospectus") and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or, in New York, at 800-551-2078 to request a free copy. You may also visit us at www.jhannuities.com or www.jhannuitiesnewyork.com.

      LIMITED AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

In "VI. Optional Benefits":

We add the following sentences at the beginning of the second paragraph under "Availability of Guaranteed Minimum Withdrawal Benefit Riders":

     As of September 13, 2010, you may elect to purchase an Income Plus for Life
     5.09 Series Rider only at the time you purchase a Contract. Once you elect a Rider and the right to cancel your Contract period expires (see "Other Contract Provisions - Right to Review" in "V. Description of the Contract"), you may not revoke this optional benefit other than in connection with a permitted exchange of Riders.

We replace the section titled "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" with the following:

     ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. Under certain conditions, you may be able to exchange an existing Income Plus For Life 5.09 Rider for the other available Income Plus For Life 5.09 Rider after you purchase a Contract. Please see Appendix C: "Additional Availability of Income Plus For Life 5.09 Series Riders" for details.

In Appendix C: "Additional Availability of Income Plus For Life 5.09 Series Riders":

We replace the section titled "Additional Availability of Income Plus For Life
5.09 Series Riders" with the following:

     This section describes the conditions under which you may elect to exchange an existing Income Plus For Life 5.09 Series Rider to your Contract, for the other available Income Plus For Life 5.09 Series Rider after you have purchased a Contract.

     Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state. For purposes of this Appendix, all references to the "purchase" of a new Income Plus For Life 5.09 Series Rider refer to a purchase as the result of an exchange of an existing Rider.


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We replace the section "When can I elect to purchase a new Income Plus For Life
5.09 Series Rider?" with the following:

     WHEN CAN I ELECT TO EXCHANGE MY EXISTING INCOME PLUS FOR LIFE 5.09 SERIES RIDER FOR THE OTHER AVAILABLE INCOME PLUS FOR LIFE 5.09 SERIES RIDER?

     Under our current administrative procedures, you may not exchange an existing Income Plus For Life 5.09 Series Rider for the other available Income Plus For Life 5.09 Series Rider during the first Contract Year. Otherwise, we provide a thirty-day "Election Period" following each Contract Anniversary (assuming all conditions for the exchange, listed above, are satisfied at that time) for you to elect to exchange an existing Income Plus For Life 5.09 Series Rider for the other available Income Plus For Life 5.09 Series Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect an exchange. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

                       SUPPLEMENT DATED SEPTEMBER 13, 2010

XXXXX: 0910   333-162245
              333-162244


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